FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 2000


Available Amount to Note Holders:                                                                  5,835,144.96

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                      38,107.66
              (b) Servicer Fees from current and prior Collection Period                              47,211.87
              (c) Servicing Charges inadvertently deposited in Collection Account                            --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             11,644.00
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                        --
              Class A-2 Note Interest                                                                        --
              Class A-3 Note Interest                                                                132,246.99
              Class A-4 Note Interest                                                                331,522.69

(viii)      Class B-1 Note Interest                                                                   13,271.27
(ix)        Class B-2 Note Interest                                                                    8,597.40
(x)         Class B-3 Note Interest                                                                   11,286.00
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
              Class A-1 Principal Distribution Amount                                                        --
              Class A-2 Principal Distribution Amount                                                        --
              Class A-3 Principal Distribution Amount                                              4,854,508.72
              Class A-4 Principal Distribution Amount                                                        --
(xii)       Note Insurer Reimbursement Amount                                                                --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            105,532.80
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             52,766.39
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal            105,532.80
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii)     Remaining Amount to Residual Holder                                                      122,499.69


            Reviewed By:



            --------------------------------------------------------
            Sandy B. Ho
            Executive Vice President & CFO


1/18/01                              Page 1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED DECEMBER 1, 2000





                   Initial         Beginning          Base          Additional         Total            Ending          Ending
                  Principal        Principal        Principal       Principal        Principal        Principal      Certificate
   Class           Balance          Balance        Distribution    Distribution     Distribution       Balance          Factor
-------------  ---------------  ---------------   --------------  --------------   --------------  ---------------   -----------
Class A-1        70,687,140.00               --               --              --               --               --     0.0000000
Class A-2        53,856,869.00               --               --              --               --               --     0.0000000
Class A-3        52,510,447.00    29,118,604.18     4,854,508.72              --     4,854,508.72    24,264,095.46     0.4620813
Class A-4        70,687,140.00    70,687,140.00               --              --               --    70,687,140.00     1.0000000
               ---------------  ---------------   --------------  --------------   --------------  ---------------   -----------
Total Class A   247,741,596.00    99,805,744.18     4,854,508.72              --     4,854,508.72    94,951,235.46     0.3832672

Class B-1         5,385,687.00     2,169,690.14       105,532.80              --       105,532.80     2,064,157.34     0.3832672
Class B-2         2,692,843.00     1,084,844.87        52,766.39              --        52,766.39     1,032,078.48     0.3832672
Class B-3         5,385,687.00     2,169,690.15       105,532.80              --       105,532.80     2,064,157.35     0.3832672
               ---------------  ---------------   --------------  --------------   --------------  ---------------
Total           261,205,813.00   105,229,969.34     5,118,340.71              --     5,118,340.71   100,111,628.63

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of November 30, 2000                                  1,148,465.54
     Investment earnings on amounts in Collection Account                                     9,205.48
     Payments due Collection Account from last 3 business days of Collection Period       1,537,472.07
     Additional contribution for terminated trade-ups and rebooked leases                           --
     Servicer Advance on current Determination Date                                       3,140,001.87
                                                                                        --------------
       Available Funds on Payment Date                                                    5,835,144.96
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               5,835,144.96
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                               --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               5,835,144.96
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                      38,107.66
     Unreimbursed Servicer Advances paid                                                     38,107.66
                                                                                        --------------
       Unreimbursed Servicer Advances remaining unpaid                                              --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               5,797,037.30
SERVICER FEES
     Servicer Fees due                                                                       47,211.87
     Servicer Fees paid                                                                      47,211.87
                                                                                        --------------
       Servicer Fees remaining unpaid                                                               --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               5,749,825.43
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                      --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               5,749,825.43
PREMIUM AMOUNT
     Premium Amount due                                                                      11,644.00
     Premium Amount paid                                                                     11,644.00
                                                                                        --------------
       Premium Amount remaining unpaid                                                              --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               5,738,181.42
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                  416.67
     Indenture Trustee Fee paid                                                                 416.67
                                                                                        --------------
       Indenture Trustee Fee remaining unpaid                                                       --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               5,737,764.76
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                           --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                       75,000.00
                                                                                        --------------
     Total Indenture Trustee Expenses paid                                                          --
                                                                                        --------------
       Indenture Trustee Expenses unpaid                                                            --

  REMAINING AVAILABLE FUNDS                                                               5,737,764.76
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                        --
     Class A-2 Note Interest                                                                        --
     Class A-3 Note Interest                                                                132,246.99
     Class A-4 Note Interest                                                                331,522.69
                                                                                        --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


     Total Class A Interest due                                                             463,769.68
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               5,273,995.07
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                             13,271.27
     Class B-1 Note Interest paid                                                            13,271.27
                                                                                        --------------
       Class B-1 Note Interest remaining unpaid                                                     --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               5,260,723.80
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                              8,597.40
     Class B-2 Note Interest paid                                                             8,597.40
                                                                                        --------------
       Class B-2 Note Interest remaining unpaid                                                     --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               5,252,126.41
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                             11,286.00
     Class B-3 Note Interest paid                                                            11,286.00
                                                                                        --------------
       Class B-3 Note Interest remaining unpaid                                                     --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               5,240,840.40
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                       4,854,508.72
     Class A Note Principal Balance as of preceding Payment Date                         99,805,744.18
                                                                                        --------------
     Class A Base Principal Distribution Amount paid                                      4,854,508.72
                                                                                        --------------
       Class A Base Principal Distribution Amount remaining unpaid                                  --

     Class A-1 Note Principal Balance as of preceding Payment Date                                  --
     Class A-1 Base Principal Distribution Amount paid                                              --
                                                                                        --------------
       Class A-1 Note Principal Balance after distribution on Payment Date                          --
                                                                                        --------------

     Remaining Class A Base Principal Distribution Amount                                 4,854,508.72
                                                                                        --------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                  --
     Class A-2 Base Principal Distribution Amount paid                                              --
                                                                                        --------------
       Class A-2 Note Principal Balance after distribution on Payment Date                          --

     Remaining Class A Base Principal Distribution Amount                                 4,854,508.72
                                                                                        --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                       29,118,604.18
     Class A-3 Base Principal Distribution Amount paid                                    4,854,508.72
                                                                                        --------------
       Class A-3 Note Principal Balance after distribution on Payment Date               24,264,095.46

     Remaining Class A Base Principal Distribution Amount                                           --
                                                                                        --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                       70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                              --
                                                                                        --------------
       Class A-4 Note Principal Balance after distribution on Payment Date               70,687,140.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


  REMAINING AVAILABLE FUNDS                                                                 386,331.68

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                          --
     Note Insurer Reimbursement Amount paid                                                         --
                                                                                        --------------
     Note Insurer Reimbursement Amount remaining unpaid                                              --
  REMAINING AVAILABLE FUNDS                                                                 386,331.68

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                        2,169,690.14
     Class B-1 Base Principal Distribution due                                              105,532.80
     Class B-1 Base Principal Distribution paid                                             105,532.80
                                                                                        --------------
       Class B-1 Base Principal Distribution remaining unpaid                                       --
       Class B-1 Note Principal Balance after distribution on Payment Date                2,064,157.34

  REMAINING AVAILABLE FUNDS                                                                 280,798.88

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                        1,084,844.87
     Class B-2 Base Principal Distribution due                                               52,766.39
     Class B-2 Base Principal Distribution paid                                              52,766.39
                                                                                        --------------
       Class B-2 Base Principal Distribution remaining unpaid                                       --
       Class B-2 Note Principal Balance after distribution on Payment Date                1,032,078.48
  REMAINING AVAILABLE FUNDS                                                                 228,032.49
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                        2,169,690.15
     Class B-3 Base Principal Distribution due                                              105,532.80
     Class B-3 Base Principal Distribution paid                                             105,532.80
                                                                                        --------------
       Class B-3 Base Principal Distribution remaining unpaid                                       --
       Class B-3 Note Principal Balance after distribution on Payment Date                2,064,157.35
  REMAINING AVAILABLE FUNDS                                                                 122,499.69
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                    --
     Remaining Indenture Trustee Expenses paid                                                      --
                                                                                        --------------
       Remaining Indenture Trustee Expenses unpaid                                                  --
  REMAINING AVAILABLE FUNDS                                                                 122,499.69
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                       --
     Other Amounts Due Servicer under Servicing Agreement paid                                      --
                                                                                        --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                          --
  REMAINING AVAILABLE FUNDS                                                                 122,499.69
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                           122,499.69

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                   113,308,499.34
      ADCPB, end of Collection Period                                                         108,190,158.63
                                                                                             ---------------
        Base Principal Amount                                                                   5,118,340.71

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                           2,746,131.84
      Servicing Advances collected during the current Collection Period                         2,708,024.18
                                                                                             ---------------
        Unreimbursed Servicing Advances as of current Determination Date                           38,107.66

CALCULATION OF INTEREST DUE

                       Beginning                              Current                            Total
                       Principal            Interest          Interest       Overdue            Interest
        Class           Balance               Rate              Due          Interest             Due
      ---------     ---------------         --------        -----------     ----------        -----------
      Class A-1                  --           5.2150%                --             --                 --
      Class A-2                  --           5.4900%                --             --                 --
      Class A-3       29,118,604.18           5.4500%        132,246.99             --         132,246.99
      Class A-4       70,687,140.00           5.6280%        331,522.69             --         331,522.69
      Class B-1        2,169,690.14           7.3400%         13,271.27             --          13,271.27
      Class B-2        1,084,844.87           9.5100%          8,597.40             --           8,597.40
      Class B-3        2,169,690.15           6.2420%         11,286.00             --          11,286.00
                    ---------------         --------        -----------     ----------        -----------
                     105,229,969.34           5.6667%        496,924.35             --         496,924.35

CALCULATION OF PRINCIPAL DUE

                        Base              Base                              Total
                      Principal         Principal          Overdue        Principal
        Class        Amount Pct.         Amount           Principal          Due
      ---------      -----------      -------------      -----------    -------------
      Class A             94.845%      4,854,508.72               --     4,854,508.72
      Class B-1            2.062%        105,532.80               --       105,532.80
      Class B-2            1.031%         52,766.39               --        52,766.39
      Class B-3            2.062%        105,532.80               --       105,532.80
                                      -------------      -----------    -------------
                                       5,118,340.71               --     5,118,340.71

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                  113,308,499.34
      Servicer Fee Rate                                                                                0.500%
      One-twelfth                                                                                       1/12
                                                                                              --------------
      Servicer Fee due current period                                                              47,211.87
      Prior Servicer Fee arrearage                                                                        --
                                                                                              --------------
      Servicer Fee due                                                                             47,211.87

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period               99,805,744.18
      Premium Rate                                                                                     0.140%
      One-twelfth                                                                                       1/12
                                                                                              --------------
      Premium Amount due Current Period                                                            11,644.00
      Prior Premium Amount arrearage                                                                      --
                                                                                              --------------
        Total Premium Amount due                                                                   11,644.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2000


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                        416.67
      Prior Indenture Trustee Fee arrearage                                                               --
                                                                                                   ---------
      Total Indenture Trustee Fee due                                                                 416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                      --
      Prior Indenture Trustee Expenses arrearage                                                          --
                                                                                                   ---------
      Total Indenture Trustee Expenses due                                                                --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                               --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              --
                                                                                                   ---------
      Total Other Amounts Due Servicer under Servicing Agreement                                          --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000

RESTRICTING EVENT DETERMINATION:

                                                                                                                       Yes/No
                                                                                                                       ------
A) Event of Servicer Termination (Yes/No)                                                                                No
B) Note Insurer has Made a Payment (Yes/No)                                                                              No
C) Gross Charge Off Event has Occurred (Yes/No)                                                                          No
D) Delinquency Trigger Event has Occurred (Yes/No)                                                                       No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                       Yes/No
                                                                                                                       ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                                No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                                                           No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

 Section                                                         Event                                                 Yes/No
-----------                                                      -----                                                 ------
6.01(i)       Failure to make payment required                                                                           No
6.01(ii)      Failure to submit Monthly Statement                                                                        No
6.01(iii)     Failure to Observe Covenants in Servicing Agreement                                                        No
6.01(iv)      Servicer consents to appointment of custodian, receiver, etc.                                              No
6.01(v)       Servicer files a voluntary petition for bankruptcy                                                         No
6.01(vi)      Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days       No
6.01(vii)     Assignment by Servicer to a delegate its rights under Servicing Agreement                                  No
6.01(viii)    Servicer Trigger Event as contained in the Insurance Agreement has occurred.                               No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


Gross Charge Event Calculation:

                                                                                                                            Result
                                                                                                                            ------
     Gross Charge Off Ratio Current Period                                                                                   (0.14)%
     Gross Charge Off Ratio Prior Period                                                                                     (0.18)%
     Gross Charge Off Ratio Second Prior Period                                                                               1.87%
                                                                                                                            ------
     Average of Gross Charge Off Ratio for Three Periods                                                                      0.52%
     Maximum Allowed                                                                                                          2.50%

     Gross Charge Off Ratio:

                                            ADCPB of                                                          Gross Charge Off Ratio
                                          All Defaulted        Less                         End of Month            Charge Offs/
                                           Contracts        Recoveries     Charge Offs         ADCPB                   ADCPB
                                          -------------     ----------     -----------     --------------     ----------------------
     Current Period                          2,666.80       15,278.67      (12,611.87)     108,190,158.63             (0.14)%
     Prior Period                            1,928.87       18,633.63      (16,704.76)     113,308,499.34             (0.18)%
     Second Prior Period                   246,495.01       61,558.94      184,936.07      118,718,825.67              1.87%

Delinquency Event Calculation:

                                                                                                                           Results
                                                                                                                           -------
     Delinquency Trigger Ratio Current Period                                                                                 4.58%
     Delinquency Trigger Ratio Prior Period                                                                                   4.05%
     Delinquency Trigger Ratio Second Prior Period                                                                            4.30%
                                                                                                                           -------
     Average of Delinquency Trigger Ratios                                                                                    4.31%
     Maximum Allowed                                                                                                          7.50%

     Delinquency Trigger Ratio:

                                       A                    B                          A/B
                                       -                    -                          ---
                                    ADCPB of             ADCPB of
                               Contract > 30 Days      All Contracts           Delinquency Trigger
                                    Past Due          As of Month-End                 Ratio:
                               ------------------     ---------------          -------------------
     Current Period               5,061,654.77        110,551,668.51                  4.58%
     Prior Period                 4,668,481.60        115,390,066.91                  4.05%
     Second Prior Period          5,107,775.41        118,718,825.67                  4.30%

                                      ADCPB             Delinquency Ratio
                                   -----------          -----------------
     Current                       105,490,014                95.42%
     31-60 Days Past Due             2,500,951                 2.26%
     61-90 Days Past Due             1,013,439                 0.92%
     91+ Days Past Due               1,547,266                 1.40%
                                   -----------               ------
     TOTAL                         110,551,669               100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                                                                                       269,284,343.00
     Maximum Substitution (10% of Initial)                                                                           26,928,434.30

     Prior month Cumulative ADCPB Substituted                                                                         5,731,775.35
     Current month ADCPB Substituted                                                                                    157,092.78
                                                                                                                    --------------
     Cumulative ADCPB Substituted                                                                                     5,888,868.13

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2001

Available Amount to Note Holders:                                                                  6,296,862.12

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                      66,144.71
              (b) Servicer Fees from current and prior Collection Period                              59,994.00
              (c) Servicing Charges inadvertently deposited in Collection Account                            --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             18,592.64
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                        --
              Class A-2 Note Interest                                                                        --
              Class A-3 Note Interest                                                                200,236.16
              Class A-4 Note Interest                                                                401,672.54

(viii)      Class B-1 Note Interest                                                                   15,266.75
(ix)        Class B-2 Note Interest                                                                   11,536.67
(x)         Class B-3 Note Interest                                                                    9,134.64
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
              Class A-1 Principal Distribution Amount                                                        --
              Class A-2 Principal Distribution Amount                                                        --
              Class A-3 Principal Distribution Amount                                              5,146,669.68
              Class A-4 Principal Distribution Amount                                                        --
(xii)       Note Insurer Reimbursement Amount                                                                --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            111,884.13
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             55,942.07
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal             69,927.58
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii)     Remaining Amount to Residual Holder                                                      129,443.88


            Reviewed By:



            --------------------------------------------------------------------
            Sandy B. Ho
            Executive Vice President & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JANUARY 1, 2001

                       Initial         Beginning         Base        Additional       Total          Ending            Ending
                      Principal        Principal       Principal      Principal     Principal       Principal        Certificate
   Class               Balance          Balance      Distribution   Distribution   Distribution      Balance           Factor
   -----           --------------   --------------   ------------   ------------   ------------   --------------   --------------
 Class A-1          70,688,994.00               --             --             --             --               --        0.0000000
 Class A-2          57,258,085.00               --             --             --             --               --        0.0000000
 Class A-3          48,068,516.00    43,372,454.08   5,146,669.68             --   5,146,669.68    38,225,784.40        0.7952354
 Class A-4          84,119,903.00    84,119,903.00                            --             --    84,119,903.00        1.0000000
                   --------------   --------------   ------------   ------------   ------------   --------------   --------------
   Total Class A   260,135,498.00   127,492,357.08   5,146,669.68             --   5,146,669.68   122,345,687.40        0.4703152
 Class B-1           5,655,120.00     2,771,573.21     111,884.13             --     111,884.13     2,659,689.08        0.4703152
 Class B-2           2,827,560.00     1,385,786.61      55,942.07             --      55,942.07     1,329,844.54        0.4703152
 Class B-3           3,534,450.00     1,732,233.26      69,927.58             --      69,927.58     1,662,305.68        0.4703152
                   --------------   --------------   ------------   ------------   ------------   --------------
   Total           272,152,628.00   133,381,950.16   5,384,423.47             --   5,384,423.47   127,997,526.70

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001

AVAILABLE FUNDS

     Collection Account balance, as of December 31, 2000                                       861,083.86
     Add: Investment earnings on amounts in Collection Account                                   9,094.53
     Add: Payments due Collection Account from last 3 business days of Collection Period        92,478.45
     Less: Amounts inadvertently deposited into collection account                             162,586.75
     Add: Additional contribution for terminated trade-ups and rebooked leases                         --
     Add: Servicer Advance on current Determination Date                                     5,496,792.03
                                                                                           --------------
       Available Funds on Payment Date                                                       6,296,862.12
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                                  6,296,862.12
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                                  6,296,862.12
UNREIMBURSED SERVICER ADVANCES

     Unreimbursed Servicer Advances due                                                         66,144.71
     Unreimbursed Servicer Advances paid                                                        66,144.71
                                                                                           --------------
     Unreimbursed Servicer Advances remaining unpaid                                                   --
                                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                                  6,230,717.41
SERVICER FEES

     Servicer Fees due                                                                          59,994.00
     Servicer Fees paid                                                                         59,994.00
                                                                                           --------------
       Servicer Fees remaining unpaid                                                                  --
                                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                                  6,170,723.41
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                                  6,170,723.41
PREMIUM AMOUNT

     Premium Amount due                                                                         18,592.64
     Premium Amount paid                                                                        18,592.64
                                                                                           --------------
       Premium Amount remaining unpaid                                                                 --
                                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                                  6,152,130.78
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                     416.67
     Indenture Trustee Fee paid                                                                    416.67
                                                                                           --------------
       Indenture Trustee Fee remaining unpaid                                                          --
                                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                                  6,151,714.11

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)

     Total Indenture Trustee Expenses due                                                              --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                         75,000.00
                                                                                           --------------
     Total Indenture Trustee Expenses paid                                                             --
                                                                                           --------------
       Indenture Trustee Expenses unpaid                                                               --

  REMAINING AVAILABLE FUNDS                                                                  6,151,714.11
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                           --
     Class A-2 Note Interest                                                                           --
     Class A-3 Note Interest                                                                   200,236.16
     Class A-4 Note Interest                                                                   401,672.54
                                                                                           --------------
       Total Class A Interest due                                                              601,908.70
                                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                                  5,549,805.41
CLASS B-1 NOTE INTEREST

     Class B-1 Note Interest due                                                                15,266.75
     Class B-1 Note Interest paid                                                               15,266.75
                                                                                           --------------
       Class B-1 Note Interest remaining unpaid                                                        --
                                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                                  5,534,538.66
CLASS B-2 NOTE INTEREST

     Class B-2 Note Interest due                                                                11,536.67
     Class B-2 Note Interest paid                                                               11,536.67
                                                                                           --------------
       Class B-2 Note Interest remaining unpaid                                                        --
                                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                                  5,523,001.99
CLASS B-3 NOTE INTEREST

     Class B-3 Note Interest due                                                                 9,134.64
     Class B-3 Note Interest paid                                                                9,134.64
                                                                                           --------------
       Class B-3 Note Interest remaining unpaid                                                        --
                                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                                  5,513,867.35
CLASS A BASE PRINCIPAL DISTRIBUTION

     Class A Base Principal Distribution Amount due                                          5,146,669.68
     Class A Note Principal Balance as of preceding Payment Date                           127,492,357.08
                                                                                           --------------
     Class A Base Principal Distribution Amount paid                                         5,146,669.68
                                                                                           --------------
       Class A Base Principal Distribution Amount remaining unpaid                                     --

     Class A-1 Note Principal Balance as of preceding Payment Date                                     --
     Class A-1 Base Principal Distribution Amount paid                                                 --
                                                                                           --------------
       Class A-1 Note Principal Balance after distribution on Payment Date                             --

     Remaining Class A Base Principal Distribution Amount                                    5,146,669.68
                                                                                           --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


     Class A-2 Note Principal Balance as of preceding Payment Date                                     --
     Class A-2 Base Principal Distribution Amount paid                                                 --
                                                                                           --------------
       Class A-2 Note Principal Balance after distribution on Payment Date                             --

     Remaining Class A Base Principal Distribution Amount                                    5,146,669.68
                                                                                           --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                          43,372,454.08
     Class A-3 Base Principal Distribution Amount paid                                       5,146,669.68
                                                                                           --------------
       Class A-3 Note Principal Balance after distribution on Payment Date                  38,225,784.40

     Remaining Class A Base Principal Distribution Amount                                              --
                                                                                           --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                          84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                                 --
                                                                                           --------------
       Class A-4 Note Principal Balance after distribution on Payment Date                  84,119,903.00

  REMAINING AVAILABLE FUNDS                                                                    367,197.66

NOTE INSURER REIMBURSEMENT AMOUNT

     Note Insurer Reimbursement Amount due                                                             --
     Note Insurer Reimbursement Amount paid                                                            --
                                                                                           --------------
     Note Insurer Reimbursement Amount remaining unpaid                                                --
  REMAINING AVAILABLE FUNDS                                                                    367,197.66

CLASS B-1 BASE PRINCIPAL DISTRIBUTION

     Class B-1 Note Principal Balance as of preceding Payment Date                           2,771,573.21
     Class B-1 Base Principal Distribution due                                                 111,884.13
     Class B-1 Base Principal Distribution paid                                                111,884.13
                                                                                           --------------
       Class B-1 Base Principal Distribution remaining unpaid                                          --
       Class B-1 Note Principal Balance after distribution on Payment Date                   2,659,689.08

  REMAINING AVAILABLE FUNDS                                                                    255,313.53

CLASS B-2 BASE PRINCIPAL DISTRIBUTION

     Class B-2 Note Principal Balance as of preceding Payment Date                           1,385,786.61
     Class B-2 Base Principal Distribution due                                                  55,942.07
     Class B-2 Base Principal Distribution paid                                                 55,942.07
                                                                                           --------------
       Class B-2 Base Principal Distribution remaining unpaid                                          --
       Class B-2 Note Principal Balance after distribution on Payment Date                   1,329,844.54
  REMAINING AVAILABLE FUNDS                                                                    199,371.46

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


CLASS B-3 BASE PRINCIPAL DISTRIBUTION

     Class B-3 Note Principal Balance as of preceding Payment Date                           1,732,233.26
     Class B-3 Base Principal Distribution due                                                  69,927.58
     Class B-3 Base Principal Distribution paid                                                 69,927.58
                                                                                           --------------
       Class B-3 Base Principal Distribution remaining unpaid                                          --
       Class B-3 Note Principal Balance after distribution on Payment Date                   1,662,305.68
  REMAINING AVAILABLE FUNDS                                                                    129,443.88
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)

     Indenture Trustee Expenses unpaid per above                                                       --
     Remaining Indenture Trustee Expenses paid                                                         --
                                                                                           --------------
       Remaining Indenture Trustee Expenses unpaid                                                     --
  REMAINING AVAILABLE FUNDS                                                                    129,443.88
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT

     Other Amounts Due Servicer under Servicing Agreement due                                          --
     Other Amounts Due Servicer under Servicing Agreement paid                                         --
                                                                                           --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                             --
  REMAINING AVAILABLE FUNDS                                                                    129,443.88
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                              129,443.88

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2001

CALCULATION OF BASE PRINCIPAL AMOUNT

      ADCPB, beginning of Collection Period                                143,985,588.25
      ADCPB, end of Collection Period                                      138,601,164.79
                                                                           --------------
        Base Principal Amount                                                5,384,423.47

UNREIMBURSED SERVICING ADVANCES

      Unreimbursed Servicing Advances from previous Collection Period        4,655,376.02
      Servicing Advances collected during the current Collection Period      4,589,231.31
                                                                           --------------
        Unreimbursed Servicing Advances as of current Determination Date        66,144.71

CALCULATION OF INTEREST DUE

               Beginning                           Current                            Total
               Principal         Interest          Interest         Overdue          Interest
  Class         Balance            Rate              Due            Interest           Due
  -----     --------------    --------------    --------------   --------------   --------------
Class A-1               --            4.9670%               --               --               --
Class A-2               --            5.4500%               --               --               --
Class A-3    43,372,454.08            5.5400%       200,236.16               --       200,236.16
Class A-4    84,119,903.00            5.7300%       401,672.54               --       401,672.54
Class B-1     2,771,573.21            6.6100%        15,266.75               --        15,266.75
Class B-2     1,385,786.61            9.9900%        11,536.67               --        11,536.67
Class B-3     1,732,233.26            6.3280%         9,134.64               --         9,134.64
            --------------    --------------    --------------   --------------   --------------
            133,381,950.16            5.7385%       637,846.77               --       637,846.77

CALCULATION OF PRINCIPAL DUE

                   Base            Base                              Total
                 Principal      Principal         Overdue          Principal
 Class          Amount Pct.       Amount         Principal            Due
 -----          -----------   --------------   --------------   --------------
Class A             95.584%     5,146,669.68               --     5,146,669.68
Class B-1            2.078%       111,884.13               --       111,884.13
Class B-2            1.039%        55,942.07               --        55,942.07
Class B-3            1.299%        69,927.58               --        69,927.58
                              --------------   --------------   --------------
                                5,384,423.47               --     5,384,423.47

CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                                       143,985,588.25
      Servicer Fee Rate                                                                     0.500%
      One-twelfth                                                                            1/12
                                                                                   --------------
      Servicer Fee due current period                                                   59,994.00
      Prior Servicer Fee arrearage                                                             --
                                                                                   --------------
      Servicer Fee due                                                                  59,994.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2001


CALCULATION OF PREMIUM AMOUNT

      Class A Principal Amount as of the immediately preceding Collection Period   127,492,357.08
      Premium Rate                                                                          0.175%
      One-twelfth                                                                            1/12
                                                                                   --------------
      Premium Amount due Current Period                                                 18,592.64
      Prior Premium Amount arrearage                                                           --
                                                                                   --------------
        Total Premium Amount due                                                        18,592.64

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)

      Indenture Trustee Fee (per Payment Date)                                             416.67
      Prior Indenture Trustee Fee arrearage                                                    --
                                                                                   --------------
      Total Indenture Trustee Fee due                                                      416.67

INDENTURE TRUSTEE EXPENSES

      Indenture Trustee Expenses due                                                           --
      Prior Indenture Trustee Expenses arrearage                                               --
                                                                                   --------------
      Total Indenture Trustee Expenses due                                                     --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT

      Other Amounts Due Servicer under Servicing Agreement - current period                    --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                   --
                                                                                   --------------
      Total Other Amounts Due Servicer under Servicing Agreement                               --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JANUARY 1, 2001

RESTRICTING EVENT DETERMINATION:

                                                                                                         Yes/No
                                                                                                         ------
     A) Event of Servicer Termination (Yes/No)                                                             No
     B) Note Insurer has Made a Payment (Yes/No)                                                            No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                       No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                    No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                         Yes/No
                                                                                                         ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                        No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date,
     the Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                                               No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                 Event                                                       Yes/No
     -------                                 -----                                                       ------
     6.01(i)     Failure to make payment required                                                          No
     6.01(ii)    Failure to submit Monthly Statement                                                       No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                       No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                             No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                        No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
                 withdrawn or dismissed within 60 days                                                     No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing
                 Agreement                                                                                 No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement
                 has occurred.                                                                             No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2001

Available Amount to Note Holders:                                                                4,124,062.10
Reserve Account balance, beginning                                                               1,751,034.78

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                            --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                           --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                     25,215.72
             (b) Servicer Fees from current and prior Collection Period                             52,716.10
             (c) Servicing Charges inadvertently deposited in Collection Account                           --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                 416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                   --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                       --
             Class A-2 Note Interest                                                                91,808.68
             Class A-3 Note Interest                                                               105,098.57
             Class A-4 Note Interest                                                               360,555.57
(vii)      Class B Note Interest                                                                    73,694.60
(viii)     Class C Note Interest                                                                    54,928.08
(ix)       Class D Note Interest                                                                    16,768.06

(x)        Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                                       --
             Class A-2 Principal Distribution Amount                                             2,789,525.51
             Class A-3 Principal Distribution Amount                                                       --
             Class A-4 Principal Distribution Amount                                                       --
(xi)       Class B Base Principal Distribution Amount                                              263,644.18
(xii)      Class C Base Principal Distribution Amount                                              178,597.67
(xiii)     Class D Base Principal Distribution Amount                                               42,523.25
(xv)       Class E Note Interest                                                                    12,396.29
(xvi)      Class E Principal Distribution Amount                                                    45,925.12
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                      --
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                   --
(xx)       Remaining Amount to Residual Holder                                                      10,248.04


Reserve Account balance, ending                                                                  1,751,034.78

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                     9,617.15

           Reviewed By:



           ---------------------------------------------------------------------
           SANDY B. HO
           EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of December 31, 2000                                  516,296.74
     Investment earnings on amounts in Collection Account                                   6,833.23
     Payments due Collection Account from last 3 business days of Collection Period       322,355.31
     Additional contribution for terminated trade-ups and rebooked leases                         --
     Servicer Advance on current Determination Date                                     3,278,576.82
                                                                                      --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                    4,124,062.10
     Reserve Account balance                                                            1,751,034.78
                                                                                      --------------
     TOTAL AVAILABLE FUNDS                                                              5,875,096.88

Initial Unpaid Amounts inadvertently deposited in Collection Account                              --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,875,096.88

Indemnity Payments paid inadvertently deposited in Collection Account                             --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,875,096.88

UNREIMBURSED SERVICER ADVANCES

     Unreimbursed Servicer Advances due                                                    25,215.72
     Unreimbursed Servicer Advances paid                                                   25,215.72
                                                                                      --------------
       Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,849,881.16

SERVICER FEES

     Servicer Fees due                                                                     52,716.10
     Servicer Fees paid                                                                    52,716.10
                                                                                      --------------
       Servicer Fees remaining unpaid                                                             --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,797,165.06

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,797,165.06

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                      --------------
       Indenture Trustee Fee remaining unpaid                                                     --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,796,748.39

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)

     Total Indenture Trustee Expenses due                                                         --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                     75,000.00
                                                                                      --------------
     Total Indenture Trustee Expenses paid                                                        --
                                                                                      --------------
       Indenture Trustee Expenses unpaid                                                          --
  REMAINING AVAILABLE FUNDS                                                             5,796,748.39

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:

     Class A-1 Note Interest                                                                      --
     Class A-2 Note Interest                                                               91,808.68
     Class A-3 Note Interest                                                              105,098.57
     Class A-4 Note Interest                                                              360,555.57
       Total Class A Interest due                                                         557,462.82
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,239,285.57

CLASS B NOTE INTEREST

     Class B Note Interest due                                                             73,694.60
     Class B Note Interest paid                                                            73,694.60
                                                                                      --------------
       Class B Note Interest remaining unpaid                                                     --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,165,590.98

CLASS C NOTE INTEREST

     Class C Note Interest due                                                             54,928.08
     Class C Note Interest paid                                                            54,928.08
                                                                                      --------------
       Class C Note Interest remaining unpaid                                                     --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,110,662.90

CLASS D NOTE INTEREST

     Class D Note Interest due                                                             16,768.06
     Class D Note Interest paid                                                            16,768.06
                                                                                      --------------
       Class D Note Interest remaining unpaid                                                     --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             5,093,894.83

CLASS A BASE PRINCIPAL DISTRIBUTION

     Class A Base Principal Distribution Amount due                                     2,722,576.89
     Class A Note Principal Balance as of preceding Payment Date                       97,864,498.87
                                                                                      --------------
     Class A Base Principal Distribution Amount paid                                    2,722,576.89
                                                                                      --------------
       Class A Base Principal Distribution Amount remaining unpaid                                --
     Class A-1 Note Principal Balance as of preceding Payment Date                                --
     Class A-1 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
       Class A-1 Note Principal Balance after distribution                                        --
                                                                                      --------------
     Remaining Class A Base Principal Distribution Amount                               2,722,576.89
                                                                                      --------------
     Class A-2 Note Principal Balance as of preceding Payment Date                     17,054,243.87
     Class A-2 Base Principal Distribution Amount paid                                  2,722,576.89
                                                                                      --------------
       Class A-2 Note Principal Balance after distribution                             14,331,666.98
     Remaining Class A Base Principal Distribution Amount                                         --
                                                                                      --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                     18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
       Class A-3 Note Principal Balance after distribution                             18,823,624.00
     Remaining Class A Base Principal Distribution Amount                                         --
                                                                                      --------------
     Class A-4 Note Principal Balance as of preceding Payment Date                     61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
       Class A-4 Note Principal Balance after distribution                             61,986,631.00
  REMAINING AVAILABLE FUNDS                                                             2,371,317.94

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


CLASS B BASE PRINCIPAL DISTRIBUTION

     Class B Note Principal Balance as of preceding Payment Date                       12,147,461.30
     Class B Base Principal Distribution due                                              257,316.72
     Class B Base Principal Distribution paid                                             257,316.72
                                                                                      --------------
       Class B Base Principal Distribution remaining unpaid                                       --
       Class B Note Principal Balance after distribution on Payment Date               11,890,144.58
  REMAINING AVAILABLE FUNDS                                                             2,114,001.22

CLASS C BASE PRINCIPAL DISTRIBUTION

     Class C Note Principal Balance as of preceding Payment Date                        8,228,925.50
     Class C Base Principal Distribution due                                              174,311.33
     Class C Base Principal Distribution paid                                             174,311.33
                                                                                      --------------
       Class C Base Principal Distribution remaining unpaid                                       --
       Class C Note Principal Balance after distribution on Payment Date                8,054,614.17
  REMAINING AVAILABLE FUNDS                                                             1,939,689.90

CLASS D BASE PRINCIPAL DISTRIBUTION

     Class D Note Principal Balance as of preceding Payment Date                        1,959,267.40
     Class D Base Principal Distribution due                                               41,502.70
     Class D Base Principal Distribution paid                                              41,502.70
                                                                                      --------------
       Class D Base Principal Distribution remaining unpaid                                       --
       Class D Note Principal Balance after distribution on Payment Date                1,917,764.71
  REMAINING AVAILABLE FUNDS                                                             1,898,187.20

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION

     Class A-1 Note Principal Balance after Base Principal                                        --
     Class A-1 Reallocated Principal Distribution                                                 --
                                                                                      --------------
       Class A-1 Note Principal Balance after Reallocation                                        --
  Remaining Available Funds                                                             1,898,187.20
                                                                                      --------------
     Class A-2 Note Principal Balance after Base Principal                             14,331,666.98
     Class A-2 Reallocated Principal Distribution                                                 --
                                                                                      --------------
       Class A-2 Note Principal Balance after Reallocation                             14,331,666.98
  Remaining Available Funds                                                             1,898,187.20
                                                                                      --------------
     Class A-3 Note Principal Balance after Base Principal                             18,823,624.00
     Class A-3 Reallocated Principal Distribution                                                 --
                                                                                      --------------
       Class A-3 Note Principal Balance after Reallocation                             18,823,624.00
  Remaining Available Funds                                                             1,898,187.20
                                                                                      --------------
     Class A-4 Note Principal Balance after Base Principal                             61,986,631.00
     Class A-4 Reallocated Principal Distribution                                                 --
                                                                                      --------------
       Class A-4 Note Principal Balance after Reallocation                             61,986,631.00
  REMAINING AVAILABLE FUNDS                                                             1,898,187.20

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION

     Class B Note Principal Balance after Base Principal                               11,890,144.58
     Class B Reallocated Principal Distribution paid                                              --
                                                                                      --------------
       Class B Note Principal Balance after Reallocation                               11,890,144.58
  REMAINING AVAILABLE FUNDS                                                             1,898,187.20

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION

     Class C Note Principal Balance after Base Principal                                8,054,614.17
     Class C Reallocated Principal Distribution paid                                              --
                                                                                      --------------
       Class C Note Principal Balance after Reallocation                                8,054,614.17
  REMAINING AVAILABLE FUNDS                                                             1,898,187.20

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION

     Class D Note Principal Balance after Base Principal                                1,917,764.71
     Class D Reallocated Principal Distribution paid                                              --
       Class D Note Principal Balance after Reallocation                                1,917,764.71
  REMAINING AVAILABLE FUNDS                                                             1,898,187.20

CLASS E NOTE INTEREST

     Class E Note Interest due                                                             12,396.29
     Class E Note Interest paid                                                            12,396.29
                                                                                      --------------
       Class E Note Interest remaining unpaid                                                     --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             1,885,790.91

CLASS E BASE PRINCIPAL DISTRIBUTION

     Class E Note Principal Balance as of preceding Payment Date                        2,116,009.36
     Class E Base Principal Distribution due                                               44,822.91
     Class E Base Principal Distribution paid                                              44,822.91
                                                                                      --------------
       Class E Base Principal Distribution remaining unpaid                                       --
       Class E Note Principal Balance after distribution on Payment Date                2,071,186.44
  REMAINING AVAILABLE FUNDS                                                             1,840,968.00

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION

     Class E Note Principal Balance after Base Principal                                2,071,186.44
     Class E Reallocated Principal Distribution paid                                              --
       Class E Note Principal Balance after Reallocation                                2,071,186.44
  REMAINING AVAILABLE FUNDS                                                             1,840,968.00

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION

     Class A-1 Note Principal Balance after Reallocated Principal                                 --
     Class A-1 Supplemental Principal Distribution                                                --
                                                                                      --------------
       Class A-1 Note Principal Balance after Supplemental                                        --
  Remaining Available Funds                                                             1,840,968.00
                                                                                      --------------
     Class A-2 Note Principal Balance after Reallocated Principal                      14,331,666.98
     Class A-2 Supplemental Principal Distribution                                         66,948.61
                                                                                      --------------
       Class A-2 Note Principal Balance after Supplemental                             14,264,718.36
  Remaining Available Funds                                                             1,774,019.39
                                                                                      --------------
     Class A-3 Note Principal Balance after Reallocated Principal                      18,823,624.00
     Class A-3 Supplemental Principal Distribution                                                --
                                                                                      --------------
       Class A-3 Note Principal Balance after Supplemental                             18,823,624.00
  Remaining Available Funds                                                             1,774,019.39
                                                                                      --------------
     Class A-4 Note Principal Balance after Reallocated Principal                      61,986,631.00
     Class A-4 Supplemental Principal Distribution                                                --
                                                                                      --------------
       Class A-4 Note Principal Balance after Supplemental                             61,986,631.00
  REMAINING AVAILABLE FUNDS                                                             1,774,019.39

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION

     Class B Note Principal Balance after Reallocated Principal                        11,890,144.58
     Class B Supplemental Principal Distribution paid                                       6,327.46
                                                                                      --------------
       Class B Note Principal Balance after Supplemental                               11,883,817.12
  REMAINING AVAILABLE FUNDS                                                             1,767,691.93

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION

     Class C Note Principal Balance after Reallocated Principal                         8,054,614.17
     Class C Supplemental Principal Distribution paid                                       4,286.34
                                                                                      --------------
       Class C Note Principal Balance after Supplemental                                8,050,327.83
  REMAINING AVAILABLE FUNDS                                                             1,763,405.58

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION

     Class D Note Principal Balance after Reallocated Principal                         1,917,764.71
     Class D Supplemental Principal Distribution paid                                       1,020.56
                                                                                      --------------
       Class D Note Principal Balance after Supplemental                                1,916,744.15
  REMAINING AVAILABLE FUNDS                                                             1,762,385.02

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION

     Class E Note Principal Balance after Reallocated Principal                         2,071,186.44
     Class E Supplemental Principal Distribution paid                                       1,102.20
                                                                                      --------------
       Class E Note Principal Balance after Supplemental                                2,070,084.24
  REMAINING AVAILABLE FUNDS                                                             1,761,282.82

RESERVE FUND

     Required Reserve Fund Amount                                                       1,751,034.78
     Reserve Account Balance, Ending                                                    1,751,034.78
     Reserve Account Deposit/(Withdrawal)                                                       0.00
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                                10,248.04

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                  --
     Remaining Indenture Trustee Expenses paid                                                    --
                                                                                      --------------
       Remaining Indenture Trustee Expenses unpaid                                                --
  REMAINING AVAILABLE FUNDS                                                                10,248.04

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                 10,248.04

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2001

CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                          126,518,645.43
     ADCPB, end of Collection Period                                                                123,198,429.70
                                                                                                  ----------------
       Base Principal Amount                                                                          3,320,215.72

UNREIMBURSED SERVICING ADVANCES

     Unreimbursed Servicing Advances from previous Collection Period                                  2,641,174.30
     Servicing Advances collected during the current Collection Period                                2,615,958.58
                                                                                                  ----------------
       Unreimbursed Servicing Advances as of current Determination Date                                  25,215.72


CALCULATION OF SERVICER FEE

     ADCPB as of the prior Calculation Date                                                         126,518,645.43
     Servicer Fee Rate                                                                                       0.500%
     One-twelfth                                                                                              1/12
                                                                                                  ----------------
     Servicer Fee due current period                                                                     52,716.10
     Prior Servicer Fee arrearage                                                                               --
                                                                                                  ----------------
     Servicer Fee due                                                                                    52,716.10


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)

     Indenture Trustee Fee (per Payment Date)                                                               416.67
     Prior Indenture Trustee Fee arrearage                                                                      --
                                                                                                  ----------------
     Total Indenture Trustee Fee due                                                                        416.67

INDENTURE TRUSTEE EXPENSES

     Indenture Trustee Expenses due                                                                             --
     Prior Indenture Trustee Expenses arrearage                                                                 --
                                                                                                  ----------------
     Total Indenture Trustee Expenses due                                                                       --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT

     Other Amounts Due Servicer under Servicing Agreement - current period                                      --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                     --
                                                                                                  ----------------
     Total Other Amounts Due Servicer under Servicing Agreement                                                 --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END

     Current                                                                    119,317,570.54               96.85%
     31 - 60 days past due                                                        2,182,581.88                1.77%
     61 - 90 days past due                                                          749,631.42                0.61%
     91+ days past due                                                              948,645.87                0.77%
                                                                              ----------------
                                                                                123,198,429.70

GROSS CHARGE OFF

     ADCPB of All Defaulted Contracts                                                                    43,404.32
     Less Recoveries                                                                                     42,628.05
                                                                                                  ----------------
     Total Charge Offs for the period                                                                       776.27

     End of Month ADCPB                                                                             123,198,429.70
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                                         0.00%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                  Beginning
                 Initial          of Period        Interest                           Interest
   Class         Balance           Balance           Rate          Interest Due         Paid
   -----      --------------   --------------   --------------    --------------   --------------
    A-1        30,818,212.00             0.00            5.855%             0.00             0.00
    A-2        31,956,385.00    17,054,243.87            6.460%        91,808.68        91,808.68
    A-3        18,823,624.00    18,823,624.00            6.700%       105,098.57       105,098.57
    A-4        61,986,631.00    61,986,631.00            6.980%       360,555.57       360,555.57
              --------------   --------------   --------------    --------------   --------------
  Class A     143,584,852.00    97,864,498.87             6.84%       557,462.82       557,462.82
              --------------   --------------   --------------    --------------   --------------
     B         13,570,520.00    12,147,461.30            7.280%        73,694.60        73,694.60
     C          9,192,933.00     8,228,925.50            8.010%        54,928.08        54,928.08
     D          2,188,793.00     1,959,267.40           10.270%        16,768.06        16,768.06
     E          2,363,897.00     2,116,009.36            7.030%        12,396.29        12,396.29
              --------------   --------------   --------------    --------------   --------------
Total Notes   170,900,995.00   122,316,162.43             7.02%       715,249.85       715,249.85
              --------------   --------------   --------------    --------------   --------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning       (Monthly)    (Reallocated)  (Supplemental)     Total            End            Ending
                of Period       Principal      Principal      Principal      Principal       of Period       Certificate
   Class         Balance          Paid           Paid           Paid           Paid           Balance          Factor
   -----      --------------   ------------  -------------  -------------   ------------   --------------   ------------
    A-1                 0.00           0.00           0.00           0.00           0.00             0.00      0.0000000
    A-2        17,054,243.87   2,722,576.89           0.00      66,948.61   2,789,525.51    14,264,718.36      0.4463809
    A-3        18,823,624.00           0.00           0.00           0.00           0.00    18,823,624.00      1.0000000
    A-4        61,986,631.00           0.00           0.00           0.00           0.00    61,986,631.00      1.0000000
              --------------   ------------  -------------  -------------   ------------   --------------
  Class A      97,864,498.87   2,722,576.89           0.00      66,948.61   2,789,525.51    95,074,973.36
              --------------   ------------  -------------  -------------   ------------   --------------
     B         12,147,461.30     257,316.72           0.00       6,327.46     263,644.18    11,883,817.12      0.8757083
     C          8,228,925.50     174,311.33           0.00       4,286.34     178,597.67     8,050,327.83      0.8757083
     D          1,959,267.40      41,502.70           0.00       1,020.56      42,523.25     1,916,744.15      0.8757083
     E          2,116,009.36      44,822.91           0.00       1,102.20      45,925.12     2,070,084.24      0.8757083
              --------------   ------------  -------------  -------------   ------------   --------------
Total Notes   122,316,162.43   3,240,530.55           0.00      79,685.18   3,320,215.72   118,995,946.70
              --------------   ------------  -------------  -------------   ------------   --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2001


PRINCIPAL PAYMENT CALCULATION

                          Investor       Investor       Investor                     Supplemental
         (defined)        Monthly      Reallocated    Supplemental       Total        Percentage
           Class         Principal      Principal      Principal       Principal     of Principal
 Class   Percentage        Amount         Amount         Amount          Amount        Allocated
 -----  ------------    ------------   ------------   ------------    ------------   ------------
   A           82.00%   2,722,576.89           0.00      66,948.61    2,789,525.51          84.02%
   B            7.75%     257,316.72           0.00       6,327.46      263,644.18           7.94%
   C            5.25%     174,311.33           0.00       4,286.34      178,597.67           5.38%
   D            1.25%      41,502.70           0.00       1,020.56       42,523.25           1.28%
   E            1.35%      44,822.91           0.00       1,102.20       45,925.12           1.38%
        ------------    ------------   ------------   ------------    ------------   ------------
                        3,240,530.55           0.00      79,685.18    3,320,215.72         100.00%
        ------------    ------------   ------------   ------------    ------------   ------------



FLOOR CALCULATION

                  Class           Floor Hit?        Floored
   Class         Floors             (Y/N)         Prin Amount
   -----         ------           ----------      -----------
     A                                                    N/A
     B             --                 No           257,316.72
     C             --                 No           174,311.33
     D             --                 No            41,502.70
     E             --                 No            44,822.91


(Retained) Certificate Balance      4,202,483.00
Initial OC Percentage                       2.40%

Overcollateralization Balance (prior)             4,202,483.00
Overcollateralization Balance (current)           4,202,483.00
Cumulative Loss Amount                                    0.00
Available Funds+Collection Account-Servicing      5,796,748.39

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JANUARY 1, 2001

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                         Yes/No
                                                                                                         ------
    A) Failure to distribute to the Noteholders all or part of any payment of
    Interest required to be made under the terms of such Notes or the Indenture
    when due; and,                                                                                         No

    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
    Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
    Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
    Class B Maturity Date, the Class C Maturity Date, the Class D Maturity Date,
    or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes,
    Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, or Class E
    Notes, as the case may be.                                                                             No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                            Event                                           Yes/No
      -------                                            -----                                           ------
      6.01(i)     Failure to make payment, deposit, transfer, or delivery
                  required                                                                                 No

      6.01(ii)    Failure to submit Monthly Statement                                                      No

      6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                      No

      6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                            No

      6.01(v)     Servicer files a voluntary petition for bankruptcy                                       No

      6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
                  withdrawn or dismissed within 60 days                                                    No

      6.01(vii)   Assignment by Servicer to a delegate its rights under
                  Servicing Agreement                                                                      No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JANUARY 1, 2001

Available Funds                                                                                         $2,877,150.18
Deposit from Reserve Account                                                                            $  132,939.39
                                                                                                        -------------
Total Available Amount to Note Holders:                                                                 $3,010,089.57

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)         Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account   $        0.00
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                       $        0.00
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances (Other than current Collection Period)                 $   25,407.55
              (b) Servicer Fees from current and prior Collection Period                                $   75,817.09
(iv)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                 $      416.67
(v)         Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                          $        0.00

(vi)        Class A-1 through A-2 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                   $  426,357.53
              Class A-2 Note Interest                                                                   $  644,910.00
(vii)       Class B Note Interest                                                                       $   93,099.33

(viii)      Class A Base Principal Distribution Amount
              Class A-1 Principal Distribution Amount                                                   $1,701,405.64
              Class A-2 Principal Distribution Amount                                                   $        0.00
(ix)        Class B Base Principal Distribution Amount                                                  $        0.00
(x)         Supplemental Interest Reserve Account addition amount                                       $   42,675.76
(xi)        Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               $        0.00
(xii)       Excess to Trust Certificate Holder                                                          $        0.00



            Reviewed By:



            --------------------------------------------------------------------
            E. Roger Gebhart
            Executive Vice President and Treasurer

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JANUARY 1, 2001

AVAILABLE FUNDS
     Collection Account balance, as of December 31, 2000                                1,105,254.06
     Investment earnings on amounts in Collection Account                                   7,265.34
     Payments due Collection Account from last 3 business days of Collection Period       376,589.20
     Servicer Advance on current Determination Date                                     1,388,041.58
     Additional Contribution for loss on termination                                            0.00
     Deposit from Reserve Account                                                         132,939.39
     Deposit from Letter of Credit Account                                                      0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                    3,010,089.57

Initial Unpaid Amounts inadvertently deposited in Collection Account                            0.00
  REMAINING AVAILABLE FUNDS                                                             3,010,089.57

Indemnity Payments paid inadvertently deposited in Collection Account                           0.00
  REMAINING AVAILABLE FUNDS                                                             3,010,089.57

UNREIMBURSED SERVICER ADVANCES

     Unreimbursed Servicer Advances due                                                    25,407.55
     Unreimbursed Servicer Advances paid                                                   25,407.55
                                                                                      --------------
       Unreimbursed Servicer Advances remaining unpaid                                          0.00
  REMAINING AVAILABLE FUNDS                                                             2,984,682.02

SERVICER FEES

     Servicer Fees due                                                                     75,817.09
     Servicer Fees paid                                                                    75,817.09
                                                                                      --------------
       Servicer Fees remaining unpaid                                                           0.00
  REMAINING AVAILABLE FUNDS                                                             2,908,864.93

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                  0.00
  REMAINING AVAILABLE FUNDS                                                             2,908,864.93

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                      --------------
       Indenture Trustee Fee remaining unpaid                                                   0.00
  REMAINING AVAILABLE FUNDS                                                             2,908,448.26

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)

     Total Indenture Trustee Expenses due                                                       0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                             75,000.00
     Total Indenture Trustee Expenses paid                                                      0.00
                                                                                      --------------
       Indenture Trustee Expenses unpaid                                                        0.00
  REMAINING AVAILABLE FUNDS                                                             2,908,448.26

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:

     Class A-1 Note Interest due                                                          426,357.53
     Class A-1 Note Interest paid                                                         426,357.53
                                                                                      --------------
       Class A-1 Interest remaining unpaid                                                      0.00
     Class A-2 Note Interest due                                                          644,910.00
     Class A-2 Note Interest paid                                                         644,910.00
                                                                                      --------------
       Class A-2 Interest remaining unpaid                                                      0.00
  REMAINING AVAILABLE FUNDS                                                             1,837,180.73

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JANUARY 1, 2001


CLASS B NOTE INTEREST

     Class B Note Interest due                                                             93,099.33
     Class B Note Interest paid                                                            93,099.33
                                                                                      --------------
       Class B Note Interest remaining unpaid                                                   0.00
  REMAINING AVAILABLE FUNDS                                                             1,744,081.40


CLASS A BASE PRINCIPAL DISTRIBUTION

     Class A-1 Note Principal Balance as of preceding Payment Date                     68,308,283.06
     Class A-1 Base Principal Distribution due                                          1,701,405.64
     Class A-1 Base Principal Distribution Amount paid                                  1,701,405.64
                                                                                      --------------
       Class A-1 Base Principal Distribution remaining unpaid                                   0.00
       Class A-1 Note Principal Balance after distribution on Payment Date             66,606,877.42

     Class A-2 Note Principal Balance as of preceding Payment Date                     99,600,000.00
     Class A-2 Base Principal Distribution due                                                  0.00
     Class A-2 Base Principal Distribution Amount paid                                          0.00
                                                                                      --------------
       Class A-2 Base Principal Distribution remaining unpaid                                   0.00
       Class A-2 Note Principal Balance after distribution on Payment Date             99,600,000.00
  REMAINING AVAILABLE FUNDS                                                                42,675.76

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)

     Class B Note Principal Balance as of preceding Payment Date                       14,052,729.00
     Class B Base Principal Distribution due                                                    0.00
     Class B Base Principal Distribution paid                                                   0.00
                                                                                      --------------
       Class B Base Principal Distribution remaining unpaid                                     0.00
       Class B Note Principal Balance after distribution on Payment Date               14,052,729.00
  REMAINING AVAILABLE FUNDS                                                                42,675.76

SUPPLEMENTAL INTEREST RESERVE ACCOUNT

     Supplemental Interest Reserve Account Addition                                        42,675.76
  REMAINING AVAILABLE FUNDS                                                                     0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)

     Indenture Trustee Expenses unpaid per above                                                0.00
     Remaining Indenture Trustee Expenses paid                                                  0.00
                                                                                      --------------
       Remaining Indenture Trustee Expenses unpaid                                              0.00
  REMAINING AVAILABLE FUNDS                                                                     0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                      0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JANUARY 1, 2001


RESERVE ACCOUNT: SECTION 3.04(a)

      Initial Reserve Account Balance                                                      3,636,101.06
      Plus: Earnings for Collection Period per Section 3.04(b)                                19,908.84
      Less: Withdrawal per Section 3.04(c)                                                   132,939.39
        Ending Reserve Account Balance                                                     3,523,070.51


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)

      Initial Letter of Credit Account Balance                                                       --
      Plus: Earnings for Collection Period                                                           --
      Plus: Additions from draws under Section 3.08(b)                                               --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                            --
        Ending Letter of Credit Account Balance                                                      --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)

      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)        42,675.76
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest             42,675.76
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                       --


      Supplemental Interest Reserve Required Amount calculation
      Beginning Balance                                                                      433,127.29
      Plus: Additions (Up to 1% of Initial ADCPB)                                              42,675.76
      Plus: Earnings for Collection Period                                                     2,227.18
      Less: Required Distributions, To Collection Account                                            --
        Ending Supplemental Interest Reserve Account Balance                                 478,030.23

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JANUARY 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT

      ADCPB, beginning of Collection Period                                      181,961,012.06
      ADCPB, end of Collection Period                                            180,259,606.42
                                                                               ----------------
        Base Principal Amount                                                      1,701,405.64

UNREIMBURSED SERVICING ADVANCES

      Unreimbursed Servicing Advances from previous Collection Period              1,100,269.40
      Servicing Advances collected during the current Collection Period            1,074,861.85
                                                                               ----------------
        Unreimbursed Servicing Advances as of current Determination Date              25,407.55


CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                                     181,961,012.06
      Servicer Fee Rate                                                                   0.500%
      One-twelfth                                                                          1/12
                                                                               ----------------
      Servicer Fee due current period                                                 75,817.09
      Prior Servicer Fee arrearage                                                           --
                                                                               ----------------
      Servicer Fee due                                                                75,817.09


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)

      Indenture Trustee Fee (per Payment Date)                                           416.67
      Prior Indenture Trustee Fee arrearage                                                0.00
                                                                               ----------------
      Total Indenture Trustee Fee due                                                    416.67

INDENTURE TRUSTEE EXPENSES

      Indenture Trustee Expenses due                                                       0.00
      Prior Indenture Trustee Expenses arrearage                                           0.00
                                                                               ----------------
      Total Indenture Trustee Expenses due                                                 0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT

      Other Amounts Due Servicer under Servicing Agreement - current period                0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage               0.00
                                                                               ----------------
      Total Other Amounts Due Servicer under Servicing Agreement                           0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JANUARY 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                               Beginning                                                        Total          Total
                Initial        of Period        Interest        Current        Overdue         Interest       Interest     Interest
   Class        Balance         Balance           Rate        Interest Due     Interest          Due            Paid       Shortfall
   -----     --------------  --------------  --------------   ------------  --------------  --------------  ------------  ----------
    A-1       75,000,000.00   68,308,283.06           7.490%    426,357.53            0.00      426,357.53    426,357.53        0.00
    A-2       99,600,000.00   99,600,000.00           7.770%    644,910.00            0.00      644,910.00    644,910.00        0.00
             --------------  --------------  --------------   ------------  --------------  --------------  ------------  ----------
  Class A    174,600,000.00  167,908,283.06                   1,071,267.53            0.00    1,071,267.53  1,071,267.53        0.00
             --------------  --------------  --------------   ------------  --------------  --------------  ------------  ----------
     B        14,052,729.00   14,052,729.00           7.950%     93,099.33            0.00       93,099.33     93,099.33        0.00
             --------------  --------------  --------------   ------------  --------------  --------------  ------------  ----------
Total Notes  188,652,729.00  181,961,012.06                   1,164,366.86            0.00    1,164,366.86  1,164,366.86        0.00
             --------------  --------------  --------------   ------------  --------------  --------------  ------------  ----------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

               Beginning        Current                           End            Ending
               of Period       Principal       Principal       of Period       Certificate
   Class        Balance           Due            Paid           Balance          Factor
   -----     --------------  --------------  --------------  --------------  --------------
    A-1       68,308,283.06    1,701,405.64    1,701,405.64   66,606,877.42      0.88809170
    A-2       99,600,000.00            0.00            0.00   99,600,000.00      1.00000000
             --------------  --------------  --------------  --------------  --------------
  Class A    167,908,283.06    1,701,405.64    1,701,405.64  166,206,877.42
             --------------  --------------  --------------  --------------  --------------
     B        14,052,729.00            0.00            0.00   14,052,729.00      1.00000000
             --------------  --------------  --------------  --------------  --------------
Total Notes  181,961,012.06    1,701,405.64    1,701,405.64  180,259,606.42
             --------------  --------------  --------------  --------------  --------------

                            Beginning                     Base Principal    Principal
            Principal       of Period        Overdue       Distribution      Payment
             Percent         Balance        Principal         Amount          Amount
         --------------   --------------  --------------  --------------  --------------
Class A          100.00%  167,908,283.06            0.00    1,701,405.64    1,701,405.64
Class B            0.00%   14,052,729.00            0.00            0.00            0.00
         --------------   --------------  --------------  --------------  --------------


Base Principal Amount:          1,701,405.64
Gross Charge Off Event?                   No
Available Funds less Fees:      2,908,448.26

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JANUARY 1, 2001

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                     Yes/No
                                                                                                     ------
       a)    Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or
             the Indenture when due; and,                                                              No

       b)    Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1
             Maturity Date, the Class A-2 Maturity Date, the Class B Maturity
             Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class B Notes, as the
             case may be.                                                                              No

       c)    Failure on the part of the Trust duly to observe or perform in any
             material respect any other Covenants or Agreements.                                       No

       d)    The Trust shall consent to the appointment of a Custodian,
             Receiver, Trustee, or Liquidator, etc.                                                    No

       e)    The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a proceeding
             under any bankruptcy laws etc.                                                            No

       f)    A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be
             stayed, withdrawn, or dismissed within 60 days thereafter, etc.                           No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

    Section                             Event                                                        Yes/No
    -------                             -----                                                        ------
    6.01(i)   Failure to make payment, deposit, transfer, or delivery required                         No

    6.01(ii)  Failure to submit Monthly Statement                                                      No

    6.01(iii) Failure to Observe Covenants or Agreements in Transaction Documents                      No

    6.01(iv)  Servicer consents to appointment of custodian, receiver, etc.                            No

    6.01(v)   Servicer files a voluntary petition for bankruptcy                                       No

    6.01(vi)  Petition under bankruptcy laws against Servicer is not stayed,
              withdrawn or dismissed within 60 days                                                    No

    6.01(vii) Assignment by Servicer to a delegate its rights under Servicing
              Agreement                                                                                No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JANUARY 1, 2001


AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END

                    Current                                                               180,252,375.85             100.00%
                      31 - 60 days past due                                                     7,230.57               0.00%
                      61 - 90 days past due                                                         0.00               0.00%
                      91+ days past due                                                             0.00               0.00%
                                                                                        ----------------
                                                                                          180,259,606.42


PUTBACK SUMMARY

                   Defaults for Related Collection Period                                                        360,757.94
                     Total Defaulted Contracts                                                                 1,557,037.61
                   Recoveries from Reserve Account for Current Period                                            132,939.39
                     Total Recoveries from Reserve Account                                                     1,105,421.62
                   Net Remaining Defaulted                                                                       451,615.99
                   Recoveries from Source Recourse (Up to Available Source Recourse)                                   0.00
                   Recoveries from Draw on Letter of Credit Account                                                    0.00


10% LIMITED RECOURSE AMOUNT

                   Beginning Amount available under 10% limited recourse                                      19,238,909.32
                   Beginning % available under 10% limited recourse                                                  9.2242%
                   Current months buy backs under 10% limited recourse obligation                                345,206.40
                   Cumulative amount bought back under 10% limited recourse obligation                         1,492,478.79
                   Cumulative % bought back under 10% limited recourse obligation                                    0.0000%


LETTERS  OF CREDIT

                   Beginning Value of the 2 Letters of Credit                                                 20,000,000.00
                   Amount of step down in the Letters of Credit                                                        0.00
                   Ending Value of the 2 Letters of Credit                                                    20,000,000.00


LETTER OF CREDIT DRAW EVENTS                                                                     (NO/YES)
                                                                                                 --------
                   (i) Non Performance of Buy Back Obligation - Deposit full
                   amount of both LOCs (No/Yes):                                                    No

                   (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC: Northern Trust Company (Downgraded below Aa/AA
                   by Moodys and S&P respectively)                                                  No
                   Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                  No

                   (iii) Non-Renewal of Letters of Credit for 364 days by
                   issuing or confirming bank:                                                      No
                   Deposit full amount of relevant LOC:
                   Draw on Letters of Credit?                                                       No

                   If a draw on the letters of credit, amount deposited in
                   Letter of Credit Account                                                       0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JANUARY 1, 2001


GROSS CHARGE EVENT CALCULATION:            Result
                                        ------------
Defaulted Contracts Current Period           360,758
Total Defaulted Contracts Prior Period     1,196,280
                                        ------------
Total ADCPB of all Defaulted Contracts     1,557,038
Total Initial ADCPB                      188,652,729
                                        ------------
      % Total Defaulted                         0.83%
Maximum Allowed                                10.00%

Gross Charge Off Event:                                     No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2001


Available Amount to Note Holders:                                                                  6,138,500.99
Reserve Account balance, beginning                                                                 2,114,952.31

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                              --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                             --
(iii)      Aggregate of:
            (a) Unreimbursed Servicer Advances                                                        27,977.72
            (b) Servicer Fees from current and prior Collection Period                                76,086.44
            (c) Servicing Charges inadvertently deposited in Collection Account                              --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                   416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                     --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                  126,235.29
            Class A-2 Note Interest                                                                  181,357.16
            Class A-3 Note Interest                                                                  320,780.10
            Class A-4 Note Interest                                                                  210,522.36
(vii)      Class B Note Interest                                                                     136,943.16
(viii)     Class C Note Interest                                                                      86,713.05
(ix)       Class D Note Interest                                                                      40,571.84

(x)        Class A Base Principal Distribution Amount
            Class A-1 Principal Distribution Amount                                                4,909,592.19
            Class A-2 Principal Distribution Amount                                                          --
            Class A-3 Principal Distribution Amount                                                          --
            Class A-4 Principal Distribution Amount                                                          --
(xi)       Class B Base Principal Distribution Amount                                                        --
(xii)      Class C Base Principal Distribution Amount                                                        --
(xiii)     Class D Base Principal Distribution Amount                                                        --
(xv)       Class E Note Interest                                                                      26,428.97
(xvi)      Class E Principal Distribution Amount                                                             --
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                 (5,123.96)
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                     --
(xx)       Remaining Amount to Residual Holder                                                               --


Reserve Account balance, ending                                                                    2,109,828.35

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                      11,613.93

           Reviewed By:



           -----------------------------------------------------------
           SANDY B. HO
           EVP & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of December 31, 2000                                     382,678.88
     Investment earnings on amounts in Collection Account                                     10,280.11
     Payments due Collection Account from last 3 business days of Collection Period          797,537.91
     Additional contribution for terminated trade-ups and rebooked leases                            --
     Servicer Advance on current Determination Date                                        4,948,004.09
                                                                                         --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                       6,138,500.99
     Reserve Account balance                                                               2,114,952.31
                                                                                         --------------
     TOTAL AVAILABLE FUNDS                                                                 8,253,453.30

Initial Unpaid Amounts inadvertently deposited in Collection Account                                 --
                                                                                         --------------
 REMAINING AVAILABLE FUNDS                                                                 8,253,453.30

Indemnity Payments paid inadvertently deposited in Collection Account                                --
                                                                                         --------------
 REMAINING AVAILABLE FUNDS                                                                 8,253,453.30

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                       27,977.72
     Unreimbursed Servicer Advances paid                                                      27,977.72
                                                                                         --------------
      Unreimbursed Servicer Advances remaining unpaid                                                --
                                                                                         --------------
REMAINING AVAILABLE FUNDS                                                                  8,225,475.58

SERVICER FEES
     Servicer Fees due                                                                        76,086.44
     Servicer Fees paid                                                                       76,086.44
                                                                                         --------------
      Servicer Fees remaining unpaid                                                                 --
                                                                                         --------------
 REMAINING AVAILABLE FUNDS                                                                 8,149,389.14

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                         --------------
 REMAINING AVAILABLE FUNDS                                                                 8,149,389.14

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   416.67
     Indenture Trustee Fee paid                                                                  416.67
                                                                                        ---------------
      Indenture Trustee Fee remaining unpaid                                                         --
                                                                                        ---------------
 REMAINING AVAILABLE FUNDS                                                                 8,148,972.47

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                            --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                        75,000.00
                                                                                        ---------------
     Total Indenture Trustee Expenses paid                                                           --
                                                                                        ---------------
      Indenture Trustee Expenses unpaid                                                              --
 REMAINING AVAILABLE FUNDS                                                                 8,148,972.47

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                 126,235.29
     Class A-2 Note Interest                                                                 181,357.16
     Class A-3 Note Interest                                                                 320,780.10
     Class A-4 Note Interest                                                                 210,522.36
      Total Class A Interest due                                                             838,894.91
                                                                                        ---------------
 REMAINING AVAILABLE FUNDS                                                                 7,310,077.56

CLASS B NOTE INTEREST
     Class B Note Interest due                                                               136,943.16
     Class B Note Interest paid                                                              136,943.16
                                                                                        ---------------
      Class B Note Interest remaining unpaid                                                         --
                                                                                        ---------------
 REMAINING AVAILABLE FUNDS                                                                 7,173,134.40

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                86,713.05
     Class C Note Interest paid                                                               86,713.05
                                                                                        ---------------
      Class C Note Interest remaining unpaid                                                         --
                                                                                        ---------------
 REMAINING AVAILABLE FUNDS                                                                 7,086,421.35

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                40,571.84
     Class D Note Interest paid                                                               40,571.84
                                                                                        ---------------
      Class D Note Interest remaining unpaid                                                         --
                                                                                        ---------------
 REMAINING AVAILABLE FUNDS                                                                 7,045,849.51

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                        4,796,671.57
     Class A Note Principal Balance as of preceding Payment Date                         135,549,773.71
                                                                                        ---------------
     Class A Base Principal Distribution Amount paid                                       4,796,671.57
                                                                                        ---------------
      Class A Base Principal Distribution Amount remaining unpaid                                    --
     Class A-1 Note Principal Balance as of preceding Payment Date                        21,130,853.71
     Class A-1 Base Principal Distribution Amount paid                                     4,796,671.57
                                                                                        ---------------
      Class A-1 Note Principal Balance after distribution                                 16,334,182.15
                                                                                        ---------------
     Remaining Class A Base Principal Distribution Amount                                            --
                                                                                        ---------------
     Class A-2 Note Principal Balance as of preceding Payment Date                        29,609,332.00
     Class A-2 Base Principal Distribution Amount paid                                               --
                                                                                        ---------------
      Class A-2 Note Principal Balance after distribution                                 29,609,332.00
     Remaining Class A Base Principal Distribution Amount                                            --
                                                                                        ---------------
     Class A-3 Note Principal Balance as of preceding Payment Date                        51,393,341.00
     Class A-3 Base Principal Distribution Amount paid                                               --
                                                                                        ---------------
      Class A-3 Note Principal Balance after distribution                                 51,393,341.00
     Remaining Class A Base Principal Distribution Amount                                            --
                                                                                        ---------------
     Class A-4 Note Principal Balance as of preceding Payment Date                        33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                               --
                                                                                        ---------------
      Class A-4 Note Principal Balance after distribution                                 33,416,247.00
REMAINING AVAILABLE FUNDS                                                                  2,249,177.95

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                          21,149,523.00
     Class B Base Principal Distribution due                                                         --
     Class B Base Principal Distribution paid                                                        --
                                                                                        ---------------
      Class B Base Principal Distribution remaining unpaid                                           --
      Class B Note Principal Balance after distribution on Payment Date                   21,149,523.00
 REMAINING AVAILABLE FUNDS                                                                 2,249,177.95

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                          12,689,714.00
     Class C Base Principal Distribution due                                                         --
     Class C Base Principal Distribution paid                                                        --
                                                                                        ---------------
      Class C Base Principal Distribution remaining unpaid                                           --
      Class C Note Principal Balance after distribution on Payment Date                   12,689,714.00
 REMAINING AVAILABLE FUNDS                                                                 2,249,177.95

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                           4,229,905.00
     Class D Base Principal Distribution due                                                         --
     Class D Base Principal Distribution paid                                                        --
                                                                                        ---------------
      Class D Base Principal Distribution remaining unpaid                                           --
      Class D Note Principal Balance after distribution on Payment Date                    4,229,905.00
 REMAINING AVAILABLE FUNDS                                                                 2,249,177.95

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                16,334,182.15
     Class A-1 Reallocated Principal Distribution                                                    --
                                                                                        ---------------
      Class A-1 Note Principal Balance after Reallocation                                 16,334,182.15
 Remaining Available Funds                                                                 2,249,177.95
                                                                                        ---------------
     Class A-2 Note Principal Balance after Base Principal                                29,609,332.00
     Class A-2 Reallocated Principal Distribution                                                    --
                                                                                        ---------------
      Class A-2 Note Principal Balance after Reallocation                                 29,609,332.00
 Remaining Available Funds                                                                 2,249,177.95
                                                                                        ---------------
     Class A-3 Note Principal Balance after Base Principal                                51,393,341.00
     Class A-3 Reallocated Principal Distribution                                                    --
                                                                                        ---------------
      Class A-3 Note Principal Balance after Reallocation                                 51,393,341.00
 Remaining Available Funds                                                                 2,249,177.95
                                                                                        ---------------
     Class A-4 Note Principal Balance after Base Principal                                33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                    --
                                                                                        ---------------
      Class A-4 Note Principal Balance after Reallocation                                 33,416,247.00
 REMAINING AVAILABLE FUNDS                                                                 2,249,177.95

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                  21,149,523.00
     Class B Reallocated Principal Distribution paid                                                 --
                                                                                        ---------------
      Class B Note Principal Balance after Reallocation                                   21,149,523.00
 REMAINING AVAILABLE FUNDS                                                                 2,249,177.95

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                  12,689,714.00
     Class C Reallocated Principal Distribution paid                                                 --
                                                                                        ---------------
      Class C Note Principal Balance after Reallocation                                   12,689,714.00
 REMAINING AVAILABLE FUNDS                                                                 2,249,177.95

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                   4,229,905.00
     Class D Reallocated Principal Distribution paid                                                 --
      Class D Note Principal Balance after Reallocation                                    4,229,905.00
 REMAINING AVAILABLE FUNDS                                                                 2,249,177.95

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                26,428.97
     Class E Note Interest paid                                                               26,428.97
                                                                                        ---------------
      Class E Note Interest remaining unpaid                                                         --
                                                                                        ---------------
 REMAINING AVAILABLE FUNDS                                                                 2,222,748.97

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                           4,124,157.00
     Class E Base Principal Distribution due                                                         --
     Class E Base Principal Distribution paid                                                        --
                                                                                        ---------------
      Class E Base Principal Distribution remaining unpaid                                           --
      Class E Note Principal Balance after distribution on Payment Date                    4,124,157.00
 REMAINING AVAILABLE FUNDS                                                                 2,222,748.97

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                   4,124,157.00
     Class E Reallocated Principal Distribution paid                                                 --
      Class E Note Principal Balance after Reallocation                                    4,124,157.00
 REMAINING AVAILABLE FUNDS                                                                 2,222,748.97

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                         16,334,182.15
     Class A-1 Supplemental Principal Distribution                                           112,920.62
                                                                                        ---------------
      Class A-1 Note Principal Balance after Supplemental                                 16,221,261.53
 Remaining Available Funds                                                                 2,109,828.35
                                                                                        ---------------
     Class A-2 Note Principal Balance after Reallocated Principal                         29,609,332.00
     Class A-2 Supplemental Principal Distribution                                                   --
                                                                                        ---------------
      Class A-2 Note Principal Balance after Supplemental                                 29,609,332.00
 Remaining Available Funds                                                                 2,109,828.35
                                                                                        ---------------
     Class A-3 Note Principal Balance after Reallocated Principal                         51,393,341.00
     Class A-3 Supplemental Principal Distribution                                                   --
                                                                                        ---------------
       Class A-3 Note Principal Balance after Supplemental                                51,393,341.00
 Remaining Available Funds                                                                 2,109,828.35
                                                                                        ---------------
     Class A-4 Note Principal Balance after Reallocated Principal                         33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                   --
                                                                                        ---------------
       Class A-4 Note Principal Balance after Supplemental                                33,416,247.00
REMAINING AVAILABLE FUNDS                                                                  2,109,828.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                           21,149,523.00
     Class B Supplemental Principal Distribution paid                                                --
                                                                                        ---------------
      Class B Note Principal Balance after Supplemental                                   21,149,523.00
 REMAINING AVAILABLE FUNDS                                                                 2,109,828.35

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                           12,689,714.00
     Class C Supplemental Principal Distribution paid                                                --
                                                                                        ---------------
      Class C Note Principal Balance after Supplemental                                   12,689,714.00
 REMAINING AVAILABLE FUNDS                                                                 2,109,828.35

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                            4,229,905.00
     Class D Supplemental Principal Distribution paid                                                --
                                                                                        ---------------
      Class D Note Principal Balance after Supplemental                                    4,229,905.00
 REMAINING AVAILABLE FUNDS                                                                 2,109,828.35

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                            4,124,157.00
     Class E Supplemental Principal Distribution paid                                                --
                                                                                        ---------------
      Class E Note Principal Balance after Supplemental                                    4,124,157.00
 REMAINING AVAILABLE FUNDS                                                                 2,109,828.35

RESERVE FUND
     Required Reserve Fund Amount                                                          2,114,952.31
     Reserve Account Balance, Ending                                                       2,109,828.35
     Reserve Account Deposit/(Withdrawal)                                                     (5,123.96)
                                                                                        ---------------
 REMAINING AVAILABLE FUNDS                                                                           --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                     --
     Remaining Indenture Trustee Expenses paid                                                       --
                                                                                        ---------------
      Remaining Indenture Trustee Expenses unpaid                                                    --
 REMAINING AVAILABLE FUNDS                                                                           --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                           --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                        182,607,462.86
     ADCPB, end of Collection Period                                              177,697,870.67
                                                                                 ---------------
      Base Principal Amount                                                         4,909,592.19

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                3,861,948.27
     Servicing Advances collected during the current Collection Period              3,833,970.55
                                                                                 ---------------
      Unreimbursed Servicing Advances as of current Determination Date                 27,977.72


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                       182,607,462.86
     Servicer Fee Rate                                                                     0.500%
     One-twelfth                                                                            1/12
                                                                                 ---------------
     Servicer Fee due current period                                                   76,086.44
     Prior Servicer Fee arrearage                                                             --
                                                                                 ---------------
     Servicer Fee due                                                                  76,086.44

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                             416.67
     Prior Indenture Trustee Fee arrearage                                                    --
                                                                                 ---------------
     Total Indenture Trustee Fee due                                                      416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                           --
     Prior Indenture Trustee Expenses arrearage                                               --
                                                                                 ---------------
     Total Indenture Trustee Expenses due                                                     --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                    --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                   --
                                                                                 ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                               --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                     171,485,237.48            96.50%
      31 - 60 days past due                                        3,852,060.02             2.17%
      61 - 90 days past due                                          605,762.73             0.34%
      91+ days past due                                            1,754,810.43             0.99%
                                                                ---------------
                                                                 177,697,870.67

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                  91,841.47
     Less Recoveries                                                                   72,657.95
                                                                                 ---------------
     Total Charge Offs for the period                                                  19,183.52

     End of Month ADCPB                                                           177,697,870.67
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                       0.01%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                 Beginning
                 Initial         of Period       Interest                      Interest
   Class         Balance          Balance          Rate      Interest Due        Paid
------------ ---------------  ---------------   ----------  --------------   -------------
    A-1        50,018,622.00    21,130,853.71        6.938%     126,235.29      126,235.29
    A-2        29,609,332.00    29,609,332.00        7.350%     181,357.16      181,357.16
    A-3        51,393,341.00    51,393,341.00        7.490%     320,780.10      320,780.10
    A-4        33,416,247.00    33,416,247.00        7.560%     210,522.36      210,522.36
             ---------------  ---------------   ----------  --------------   -------------
  Class A     164,437,542.00   135,549,773.71         7.39%     838,894.91      838,894.91
             ---------------  ---------------   ----------  --------------   -------------
     B         21,149,523.00    21,149,523.00        7.770%     136,943.16      136,943.16
     C         12,689,714.00    12,689,714.00        8.200%      86,713.05       86,713.05
     D          4,229,905.00     4,229,905.00       11.510%      40,571.84       40,571.84
     E          4,124,157.00     4,124,157.00        7.690%      26,428.97       26,428.97
             ---------------  ---------------   ----------  --------------   -------------
Total Notes   206,630,841.00   177,743,072.71         7.60%   1,129,551.93    1,129,551.93
             ---------------  ---------------   ----------  --------------   -------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                   Beginning       (Monthly)      (Reallocated)  (Supplemental)     Total             End           Ending
                   of Period       Principal       Principal       Principal       Principal       of Period      Certificate
   Class            Balance          Paid             Paid            Paid           Paid           Balance         Factor
------------    ---------------  -------------    -------------  --------------  -------------  ---------------  -------------
    A-1           21,130,853.71   4,796,671.57             0.00      112,920.62   4,909,592.19    16,221,261.53      0.3243044
    A-2           29,609,332.00           0.00             0.00            0.00           0.00    29,609,332.00      1.0000000
    A-3           51,393,341.00           0.00             0.00            0.00           0.00    51,393,341.00      1.0000000
    A-4           33,416,247.00           0.00             0.00            0.00           0.00    33,416,247.00      1.0000000
                ---------------  -------------    -------------  --------------  -------------  ---------------
  Class A        135,549,773.71   4,796,671.57             0.00      112,920.62   4,909,592.19   130,640,181.53
                ---------------  -------------    -------------  --------------  -------------  ---------------
     B            21,149,523.00           0.00             0.00            0.00           0.00    21,149,523.00      1.0000000
     C            12,689,714.00           0.00             0.00            0.00           0.00    12,689,714.00      1.0000000
     D             4,229,905.00           0.00             0.00            0.00           0.00     4,229,905.00      1.0000000
     E             4,124,157.00           0.00             0.00            0.00           0.00     4,124,157.00      1.0000000
                ---------------  -------------    -------------  --------------  -------------  ---------------
Total Notes      177,743,072.71   4,796,671.57             0.00      112,920.62   4,909,592.19   172,833,480.53
                ---------------  -------------    -------------  --------------  -------------  ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2001


PRINCIPAL PAYMENT CALCULATION

                                  Investor         Investor       Investor                      Supplemental
                 (defined)         Monthly        Reallocated   Supplemental       Total         Percentage
                   Class          Principal        Principal      Principal      Principal      of Principal
   Class         Percentage        Amount           Amount         Amount          Amount        Allocated
--------------  ------------    --------------    -----------   ------------   -------------    ------------
     A                 77.75%     4,796,671.57           0.00     112,920.62    4,909,592.19           79.58%
     B                 10.00%             0.00           0.00           0.00            0.00           10.24%
     C                  6.00%             0.00           0.00           0.00            0.00            6.14%
     D                  2.00%             0.00           0.00           0.00            0.00            2.05%
     E                  1.95%             0.00           0.00           0.00            0.00            2.00%
                ------------    --------------    -----------   ------------   -------------    ------------
                                  4,796,671.57           0.00     112,920.62    4,909,592.19          100.00%
                ------------    --------------    -----------   ------------   -------------    ------------



FLOOR CALCULATION

                  Class      Floor Hit?        Floored
   Class          Floors       (Y/N)         Prin Amount
-----------      ---------   ----------      -----------
     A                                            N/A
     B                  --       No                   --
     C                  --       No                   --
     D                  --       No                   --
     E                  --       No                   --
                 ---------   ----------      -----------


(Retained) Certificate Balance      4,864,390.14
Initial OC Percentage                      2.30%

Overcollateralization Balance (prior)             4,864,390.14
Overcollateralization Balance (current)           4,864,390.14
Cumulative Loss Amount                                    0.00
Available Funds+Collection Account-Servicing      8,148,972.47

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JANUARY 1, 2001






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                   Yes/No
                                                                                                                   ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture when
     due; and,                                                                                                       No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the outstanding Notes as of such Payment
     Date to the extent that sufficient Available Funds are on deposit in the
     Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
     Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B
     Maturity Date, the Class C Maturity Date, the Class D Maturity Date, or the
     Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B Notes, Class C Notes, Class D Notes, or Class E Notes, as the
     case may be.                                                                                                    No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                                                Event                                                Yes/No
     ---------                                                -----                                                ------
     6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                    No
     6.01(ii)    Failure to submit Monthly Statement                                                                 No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                 No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                       No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                  No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                 or dismissed within 60 days                                                                         No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                           No


                                    Page 10